Joint Filer Information


Name:  L-R Global Partners, L.P.
Address:  c/o L-R General Partner LLC
          320 Park Avenue
          28th Floor
          New York, New York 10022
          Attn:  Donald S. LaGuardia
Designated Filer:  L-R Offshore Managers, LLC
Issuer Name:  ReGen Biologics, Inc. (RGBI)
Date of Event Requiring Statement:  09/23/03

                      L-R GLOBAL PARTNERS, L.P.
                      By:  L-R General Partner LLC, as its general partner

                      By:  /s/ J. Murray Logan                    10/03/2003
                          -------------------------------       ---------------
                           Name:   J. Murray Logan                   Date
                           Title:  Managing Member


Name:  L-R General Partner LLC
Address:  320 Park Avenue
          28th Floor
          New York, New York 10022
          Attn:  Donald S. LaGuardia
Designated Filer:  L-R Offshore Managers, LLC
Issuer Name:  ReGen Biologics, Inc. (RGBI)
Date of Event Requiring Statement:  09/23/03

                      L-R GLOBAL PARTNERS, L.P.
                      By:  L-R General Partner LLC, as its general partner

                      By:  /s/ J. Murray Logan                    10/03/2003
                          -------------------------------       ---------------
                           Name:   J. Murray Logan                   Date
                           Title:  Managing Member


Name:  J. Murray Logan
Address:  c/o L-R Managers, LLC
          320 Park Avenue
          28th Floor
          New York, New York 10022
Designated Filer:  L-R Offshore Managers, LLC
Issuer Name:  ReGen Biologics, Inc. (RGBI)
Date of Event Requiring Statement:  09/23/03

                               J. MURRAY LOGAN

                            /s/ J. Murray Logan                    10/03/2003
                          -------------------------------       ---------------
                                                                     Date


Name:  Donald S. LaGuardia
Address:  c/o L-R Managers, LLC
          320 Park Avenue
          28th Floor
          New York, New York 10022
Designated Filer:  L-R Offshore Managers, LLC
Issuer Name:  ReGen Biologics, Inc. (RGBI)
Date of Event Requiring Statement:  09/23/03

                               DONALD S. LAGUARDIA

                            /s/ Donald S. Laguardia                10/03/2003
                          -------------------------------       ---------------
                                                                     Date